October 20, 2004

Forward looking statements

Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.

Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; or project revenues, income, returns, earnings per share or other financial measures. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets; losses associated with new products or services or expansion internationally; the company’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; any significant disruption in our operations or technology platform; our ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2003, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements.

All information in these slides is based on the consolidated results of Capital One Financial Corporation. Further information about Capital One can be obtained from the Corporation’s public filings with the SEC. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital One.” 2

Capital One delivered another strong quarter in Q304

Q304 fully diluted EPS of $1.97

Managed ROA remains above trend at 2.17%

Credit quality remains strong

– Managed charge-off rate down 37bps from Q204 to 4.05%

– Managed delinquency rate rose 14bps from Q204 to 3.90%

Revenue margin up 50 bps from Q204 to 13.03% (including 15bps from one-time gain on sale)

Managed loan growth of $2.1 billion from Q204

Diversification beyond US Card delivers growth and profits

– 39% of managed loans; 29% of profits

– Disciplined portfolio management leads to acquisition and divestitures

Liquidity and capital positions remain strong

We are delivering strong performance in 2004

10-13% Loan Growth Rate In 2004

~1.7% Managed ROA in 2004

Continued Diversification

Slower consumer credit growth Tough but rationale competition

US Card slightly above industry growth; Strong growth in Auto and GFS

Modest declines in revenue margin

More than offset by lower provision expense and improved operating efficiency

Diversification businesses continue to gain momentum:

– 39% of managed loans

– 29% of profits

Deposits 28% of total managed liabilities & capital Acquisitions & divestitures reflect disciplined diversification efforts

2004 EPS Guidance of $6.10—$6.40

Third quarter 2004

Financial Update

Business Update

Improved credit and efficiency drove strong third quarter results

Managed Income Statement ($Millions except per share data)

Q304/Q303 Change

Q304 Q204 Q303 $ %/bps

Net Interest Income $ 1,670.4 $ 1,585.4 $ 1,500.8 $ 169.6 11%

Non-Interest Income 1,099.8 1,011.3 1,049.2 50.6 5%

Total Revenue 2,770.2 2,596.7 2,550.0 220.2 9%

Net Charge-offs 753.7 799.5 866.1 (112.4) (13)%

Allowance (Release)/Build (30.0) (70.0) (20.0) (10.0) 50%

Other (0.5) 2.4 0.9 (1.4) na

Provision for Loan Losses 723.2 731.9 847.0 (123.8) (15)%

Marketing Expenses 317.7 253.8 316.0 1.7 n/a

Operating Expenses 994.3 975.0 925.8 68.5 7%

Net Income After Tax $ 490.2 $ 407.4 $ 275.5 $ 214.7 78%

Shares Used to Compute Diluted EPS 249.0 247.6 236.3 12.7 5%

Fully Diluted EPS $ 1.97 $ 1.65 $ 1.17 $ 0.80 68%

Revenue Margin 13.03% 12.53% 14.36 % na (133) bps

ROA 2.17 1.84 1.45 na 72 bps

The Q304 managed balance sheet shows loan growth on track with strength in capital and liquidity

Managed Balance Sheet ($Millions)

Q304/Q303 Change

Q304 Q204 Q303 $ %/bps

Loans $ 75,457 $ 73,367 $ 67,260 $ 8,197 12%

Total Assets $ 91,665 $ 88,317 $ 79,465 $ 12,200 15%

Capital(1) 8,769 8,057 6,450 2,319 36%

Capital to Assets Ratio 9.57% 9.12% 8.12 % na 145 bps

Capital plus Allowance to Assets Ratio 11.09 10.74 10.09 na 100 bps

(1) Includes preferred interests and mandatory convertible securities.

Available Liquidity ($Millions)

Q304/Q303 Change

Q304 Q204 Q303 $ %

Cash and Securities $ 10,962 $ 10,667 $ 6,711 $ 4,251 63%

Untapped Conduit Capacity 9,763 9,209 6,328 3,435 54%

Unsecured Credit Facitlity 750 750 1,350 (600) (44)%

Total Available Liquidity $ 21,475 $ 20,626 $ 14,389 $ 7,086 49%

Credit improvement reflected in lower provision expense and steady revenue recognition

Allowance for Loan Losses ($Millions)

Q304/Q204 Change

Q304 Q204 $ %/bps

Net Charge-offs $ 753.7 $ 799.5 $ (45.8) (6)%

Allowance (Release)/Build (30.0) (70.0) 40.0 (57)%

Other (0.5) 2.4 (2.9) n/a

Provision for Loan Losses 723.2 731.9 (8.7) (1)%

Reported Loans $ 35,161 $ 34,551 $ 610 2%

Allowance 1,395 1,425 (30) (2)%

Reported $30+ Day Delinquencies 1,407 1,351 56 4%

Reported $30+ Delinquency Rate 4.00% 3.91 % na 9 bps

Reported Charge-off Rate 3.43 3.72 na (29) bps

Finance Charge & Fee Revenue Recognition ($Millions)

Q304 Q204 Q304/Q204 Change

$ %

Amounts Billed to Customers

but not Recognized as Revenue $ 269.7 $ 263.5 $ 6.2 2%

Strong expected growth & planned marketing investments will drive Q4 results

2004 Guidance Year-to-Date Implied Q404

Loan Growth 10-13% ($7.1—$9.3B) $4.2B $2.9 – $5.1B

Managed ROA ~1.70% 2.04% ~ 0.70 – 1.00%

EPS $ 6.10 – $6.40 $ 5.45 $ 0.65—$ 0.95

Third quarter 2004

Financial Update

Business Update

Managed loan & profit diversification continued in Q304

Managed Loans(1) ($Millions)

Q304/Q303Change

Q304 Q204 Q303 $ %

US Card $ 46,082 $ 45,247 $ 44,300 $ 1,782 4%

Global Financial Services (2) 19,615 18,723 14,960 4,655 31

Auto Finance 9,734 9,383 8,008 1,726 22

Other (3) 26 14 (8) 34 n/a

Total Consolidated $ 75,457 $ 73,367 $ 67,260 $ 8,197 12%

Net Income After Tax(1) ($Millions)

Q304/Q303Change

Q304 Q204 Q303 $ %

US Card $ 414.4 $ 384.1 $ 276.2 $ 138 50%

Global Financial Services (2) 86.8 46.1 21.0 66 314

Auto Finance 55.3 52.7 27.3 28 103

Other (3) (66.3) (75.5) (49.0) (17) (35)

Total Consolidated $ 490.2 $ 407.4 $ 275.5 $ 215 78%

(1) Based on internal allocations of consolidated results

(2) Global Financial Services includes all International businesses, Installment Loans, Small Business Lending, and a variety of smaller ventures

(3) The Other caption includes the company’s treasury activities, investments in external companies, various non-lending activities and certain unallocated expenses

The steady improvement in the quarterly managed charge-off rate continued

8% 7% 6% 5% 4% 3% 2% 1% 0%

Monthly Managed Net Charge-off Rate

4.18% Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Oct-03 Nov-03 Dec-03 Jan-04 Feb-04 Mar-04 Apr-04 May-04 Jun-04 Jul-04 Aug-04 Sep-04

Quarterly Charge-off Rate:

6.32% 5.44% 5.32% 4.83% 4.42% 4.05%

Managed 30+ delinquency rate reflects expected seasonality

Monthly Managed $30+ Day Delinquency Rate

8% 7% 6% 5% 4% 3% 2% 1% 0%

Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Oct-03 Nov-03 Dec-03 Jan-04 Feb-04 Mar-04 Apr-04 May-04 Jun-04 Jul-04 Aug-04 Sep-04

3.90%

US Card continued to deliver strong profitability & credit performance

Managed Loans ($B) $50 $45 $40 $35 $30 $25 $20 $15 $10 $5 $0

Q203 Q303 Q403 Q104 Q204 Q304 $39.3 $44.3 $46.3 $45.3 $45.2 $46.1

Net Income After Tax ($M) $450 $400 $350 $300 $250 $200 $150 $100 $50 $0

Q203 Q303 Q403 Q104 Q204 Q304 $274.2 $276.2 $322.7 $386.8 $384.1 $414.4

Managed Net Charge-off Rate

9% 8% 7% 6% 5% 4% 3% 2% 1% 0%

Q203 Q303 Q403 Q104 Q204 Q304

7.63% 6.16% 6.16% 5.41% 5.19% 4.68%

Managed $30+ Delinquency Rate

9% 8% 7% 6% 5% 4% 3% 2% 1% 0%

Q203 Q303 Q403 Q104 Q204 Q304

5.42% 4.88% 4.60% 3.99% 3.95% 4.14%

Global Financial Services continued to be a significant driver of both asset & profit diversification

Managed Loans ($B) $20 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0

Q203 Q303 Q403 Q104 Q204 Q304 $19.6 $18.7 $17.6 $16.5 $15.0 $14.0

Net Income After Tax ($M) $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

Q203 Q303 Q403 Q104 Q204 Q304 $25.5 $21.0 $3.3 $50.9 $46.1 $86.8

Managed Net Charge-off Rate

5% 4% 3% 2% 1% 0%

Q203 Q303 Q403 Q104 Q204 Q304

3.95% 3.78%

3.69% 3.60%

3.43% 3.26%

5% 4% 3% 2% 1% 0%

Q203 Q303 Q403 Q104 Q204 Q304

2.81%

2.70% 2.87%

2.63% 2.65% 2.50%

Managed $30+ Delinquency Rate

Auto Finance continued to drive both asset & profit diversification

Managed Loans ($B) $10 $8 $6 $4 $2 $0

Q203 Q303 Q403 Q104 Q204 Q304 $8.5 $8.0 $7.4 $9.7 $9.4 $8.8

Net Income After Tax ($M) $60 $50 $40 $30 $20 $10 $0

Q203 Q303 Q403 Q104 Q204 Q304 $44.0 $27.3 $34.4 $30.7 $55.3 $52.7

Managed Net Charge-off Rate

8% 7% 6% 5% 4% 3% 2% 1% 0%

Q203 Q303 Q403 Q104 Q204 Q304

5.10% 4.22% 4.30% 4.13%

2.63% 2.53%

Managed $30+ Delinquency Rate

8% 7% 6% 5% 4% 3% 2% 1% 0%

Q203 Q303 Q403 Q104 Q204 Q304

7.55% 7.07% 6.97%

5.44% 5.54% 5.59%

We have positioned Capital One to deliver strong performance in 2004 and 2005

2004 2005

Loan Growth 10-13% 12-15%

Managed ROA ~ 1.70% ~ 1.70%

EPS $6.10 – $ 6.40 $6.60—$ 7.00